Other receivables	12 Months Ended
Dec. 31, 2020
Other receivables
Other receivables

4.          Other receivables

As of December 31, 2020, other receivables consisted of the followings:

	December 31,	December 31,
	2019	2020
	US$	US$
Henan Derun Real Estate Co. Ltd (“Henan Derun”)	124,436,299	139,364,804
Zhengzhou Jiahe Real Estate Co. Ltd (“Zhengzhou Jiahe”)	67,429,462	101,361,020
Zhengzhou Yongzhi Jianxin Meiyu Private Equity Fund (“Zhengzhou Yongzhi”)	—	24,521,449
Zhangjiakou Xingyuan City Construction Development Co., Ltd	19,696,568	—
Huzhou Xinhong Jingcheng Construction and Development Co., Ltd	16,369,944	—
Due from contractors	24,444,823	16,322,092
Others	34,923,080	54,271,287

Other receivables	287,300,176	335,840,652

In December 2019, the Group agreed to provide Henan Derun financing using the prepayment and charge an interest of 18% per annum commencing from the date of prepayment made to Henan Derun. In March 2020, the Group entered into an agreement with Henan Derun pursuant to which the above receivables shall be settled by Henan Derun’s transfer of certain parcels of land properties to a project company 80% owned by the Group and the Group will assume the bank loans of Henan Derun aggregating to US$77.1 million which were pledged by such land properties. The Group evaluated the potential impairment and concluded that no impairment allowance is required because the estimated future undiscounted cash flow of the relevant land properties attributed to the Group exceeded the total amount of the above receivables and bank loans assumed by the Group. As of December 31, 2020, the prepayment is recorded as other receivable aggregating to US$139.4 million (December 31, 2019: US$124.4 million).

Receivable from Zhengzhou Jiahe of US$67.4 million bears an interest from 15% to 18% per annum with a due date of December 31, 2019. In May 2020, the Group entered into an agreement with Zhengzhou Jiahe pursuant to which the above receivables shall be settled by Zhengzhou Jiahe’s transfer of certain parcels of land properties to a project company 80% owned by the Group. The transfer was completed in July 2021. As of December 31, 2020, the prepayment is recorded as other receivable aggregating to US$101.4 million (December 31, 2019: US$67.4 million).

In July 2020, the Company transferred Zhengzhou Modern City Shopping Mall originally held by the Company to a new subsidiary (“the project company”). The shopping mall was accounted for property held for lease. In September 2020, the Company entered into a share purchase agreement with Zhengzhou Yongzhi to transfer its 98% equity interest in the project company for a consideration of US$122,607,243. As of December 31, 2020, Zhengzhou Yongzhi has paid US$98,085,794 to the Company and the change of business registration of the project company has been completed. According to the agreement, the remaining consideration of US$24,521,449 should be paid before September 27, 2021. The balance is now overdue. The directors of the Company are of the view that no credit loss is required for the balance because the underground property right has not been transferred to the new project company, and the fair value of the underground property as appraised by an external valuer exceeded the outstanding receivables.